AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION On May 20, 1996

                                                           REGISTRATION No. 333-

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM S-8

                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                       ----------------------------------

                             THE DEXTER CORPORATION

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

       CONNECTICUT                                     06-0321410
(STATE OR OTHER JURISDICTION OF                     (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                    IDENTIFICATION NO.)

                     ONE ELM STREET, WINDSOR LOCKS, CT 06096
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES (ZIP CODE)

                       ----------------------------------

                         THE DEXTER 401(k) SAVINGS PLAN
                                      AND
                             THE DEXTER ESPRIT PLAN

                            (FULL TITLE OF THE PLAN)

                                 BRUCE H. BEATT
                             THE DEXTER CORPORATION
                     ONE ELM STREET, WINDSOR LOCKS, CT 06096
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)
   TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE: (860) 292-7675

                       ----------------------------------

                         CALCULATION OF REGISTRATION FEE

                                                   PROPOSED
                                                   MAXIMUM              PROPOSED
                                                  OFFERING              MAXIMUM             AMOUNT OF
  TITLE OF SECURITIES           AMOUNT TO BE        PRICE              AGGREGATE           REGISTRATION
   TO BE REGISTERED               REGISTERED      PER SHARE(1)       OFFERING PRICE(1)          FEE
  -------------------           ------------     ------------       -----------------      ------------
Plan Interests in The Dexter
401(K) Savings' Plan........... 450,000 shares    $27.0625(2)         $12,178,125                   --     (3)
Plan Interests in The Dexter
ESPRIT Plan.................... 450,000 shares    $27.0625(2)         $12,178,125                   --     (3)
Common Stock, having a par
value of $1.00
per share....................   900,000 shares    $27.0625(2)         $24,356,250            $8,398.03

(1) Estimated pursuant to Rule 457(h) solely for the purpose of calculating the registration fee.

(2) Determined pursuant to Rule 457(h) based on the average of the high and low prices of the Registrant's Common Stock on the New York Stock Exchange consolidated tape on May 15, 1996.

(3) Pursuant to Rule 457(h)(2) no separate fee is required for registration of plan interests.

                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE

         The following documents heretofore filed by The Dexter Corporation with the Securities and Exchange Commission are incorporated by reference in this Registration Statement:

              (a) Annual Report on Form 10-K for the fiscal year ended December 31, 1995;

              (b) Quarterly Report on Form 10-Q for the quarter ended March 31, 1996; and

              (c) the description of common stock of The Dexter Corporation contained in its Registration Statement on Form 10 filed on January 12, 1968 and all amendments and reports thereafter filed for the purpose of updating such description.

         In addition, all documents filed by The Dexter Corporation pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities and Exchange Act of 1934 subsequent to the date of the filing of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part thereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute part of this Registration Statement.

ITEM 4.  DESCRIPTION OF SECURITIES

         Not Applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL

         The financial statements incorporated herein by reference to The Dexter Corporation Annual Report on Form 10-K for the year ended December 31, 1995 have been so incorporated in reliance upon the report of Coopers & Lybrand L.L.P., independent accountants, given on the authority of said firm as experts in auditing and accounting. With respect to the unaudited interim financial information for the periods ended March 31, 1996 and 1995, incorporated by reference in this Registration Statement, the independent accountants have reported that they have applied limited procedures in accordance with professional standards for a review of such information. However, their separate report included in the Registrant's quarterly report on Form 10-Q for the quarter ended March 31, 1996, and incorporated by reference herein, states that they did not audit and they do not express an opinion on that interim financial information. Accordingly, the degree of reliance on their report on such information should be restricted in light of the limited nature of the review procedures applied. The accountants are not subject to the liability provisions of Section 11 of the Securities Act of 1933 (the "Act") for their report on the unaudited interim financial information because that report is not a "report" or a "part" of the registration statement, prepared or certified by the accountants within the meaning of Sections 7 and 11 of the Act.

         The financial statements similarly incorporated herein by reference to all documents subsequently filed by The Dexter Corporation pursuant to Section 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, are or will be so incorporated in reliance upon the reports of Coopers & Lybrand L.L.P., or other independent accountants, relating to such financial statements and upon the authority of such independent accountants as experts in auditing and accounting in giving such reports to the extent that such firms have examined such financial statements and consented to the use of their reports thereon.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

         The Dexter Corporation has no provision for indemnification of directors or officers in its Restated Certificate of Incorporation. Article III,
Section 6 of the By-Laws of The Dexter Corporation provides that it shall indemnify to the full extent permitted and in the manner prescribed by law any director or officer made a party to any action, suit or proceeding by reason of the fact that such person is or was a director, officer or employee of The Dexter Corporation, or served at its request as director, officer or employee of another corporation, against expenses, judgments, fines, penalties and amounts paid in settlement. The Connecticut Corporation Act provides for the indemnification of directors and officers under certain conditions. In addition, The Dexter Corporation maintains insurance that indemnifies directors and officers against certain liabilities.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED

         Not Applicable.

ITEM 8.  EXHIBITS

         (a) See Index to Exhibits.

ITEM 9.  UNDERTAKINGS

         (a) The undersigned Registrant hereby undertakes:

             (1) to file, during any period in which offers or sales are being made of the securities registered hereby, a post-effective amendment to this Registration Statement:

             (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

             (ii) to reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

             (iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement; provided, however, that the undertakings set forth in paragraphs (i) and (ii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this Registration Statement;

             (2) that for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

             (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Windsor Locks, Connecticut, on the 20th day of May, 1996.

                               THE DEXTER CORPORATION


                               By: /s/ Bruce H. Beatt
                                  -------------------------------
                                  Bruce H. Beatt
                                  Vice President, General Counsel
                                    and Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date(s) indicated.

     SIGNATURE                       TITLE                         DATE
     ---------                       -----                         ----

    K. Grahame Walker*      Chairman, President,               May 20, 1996
------------------------    Chief Executive Officer
    K. Grahame Walker       and Director (principal
                            executive officer)


    Kathleen Burdett*       Vice President and                 May 20, 1996
------------------------    Chief Financial Officer
    Kathleen Burdett        (principal financial officer)


    George Collin*          Controller (principal              May 20, 1996
------------------------    accounting officer)
    George Collin


    Charles H. Curl*        Director                           May  20, 1996
------------------------
    Charles H. Curl


 Henrietta Holsman Fore*    Director                           May  20, 1996
 -----------------------
 Henrietta Holsman Fore

     SIGNATURE                       TITLE                         DATE
     ---------                       -----                         ----

    Bernard M. Fox*                 Director                   May 20, 1996
------------------------
    Bernard M. Fox


    Robert M. Furek*                Director                   May 20, 1996
------------------------
    Robert M. Furek


    Martha Clark Goss*              Director                   May 20, 1996
------------------------
    Martha Clark Goss


    Edgar G. Hotard*                Director                   May 20, 1996
------------------------
    Edgar G. Hotard



*The undersigned by signing his name hereto does sign and execute this Registration Statement pursuant to the Power of Attorney on behalf of the above-named officers and directors and filed contemporaneously herewith with the Commission.


                                  By: /s/ Bruce H. Beatt
                                      ----------------------------------
                                          Bruce H. Beatt
                                          Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the undersigned, the duly authorized administrator of The Dexter 401(k) Savings Plan, has duly caused this registration statement to be signed on behalf of said plan, in the town of Windsor Locks, Connecticut, as of the 20th day of May, 1996.

                                  The Dexter 401(K) Savings Plan

                                  By: /s/ K. Grahame Walker
                                      ----------------------------------
                                          K. Grahame Walker
                                          Administrator

Pursuant to the requirements of the Securities Act of 1933, the undersigned, the duly authorized administrator of The Dexter ESPRIT Plan, has duly caused this registration statement to be signed on behalf of said plan, in the town of Windsor Locks, Connecticut, as of the 20th day of May, 1996.


                                 The Dexter ESPRIT Plan

                                 By: /s/ K. Grahame Walker
                                     -----------------------------------
                                         K. Grahame Walker
                                         Administrator

                                INDEX TO EXHIBITS

EXHIBIT NO.
-----------

 4.1(a)             The Dexter 401(k) Savings Plan ("401-k Plan")
 4.1(b)             The Dexter ESPRIT Plan ("ESPRIT Plan")
 4.2(a)             Restated Certificate of Incorporation of The Dexter
                    Corporation, filed as Exhibit 3A-2 with the Registrant's
                    Quarterly Report on Form 10-Q for the quarter ended June
                    30, 1990 and incorporated herein by reference.
 4.2(b)             Bylaws of The Dexter Corporation, as amended April 25, 1991, filed as Exhibit 3B with the Registrant's report on Form
                    10-Q for the quarter ended March 31, 1991 and incorporated herein by reference.
   8                Opinion re tax matters--not required. Registrant will
                    submit the 401(k) Plan and the ESPRIT Plan and any
                    amendment thereto to the Internal Revenue Service ("IRS")
                    in a timely manner and will make all changes required by
                    the IRS in order to qualify the Plans.
  15                Letter of awareness of Independent Accountants regarding
                    unaudited interim financial information.
  23                Consent of Independent Accountants
  24                Power of attorney authorizing
                    representatives to sign this Registration
                    Statement and any and all amendments
                    (including post-effective amendments) to this Registration Statement on behalf of The
                    Dexter Corporation and certain directors and officers thereof.